UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 28, 2003

Date of Report (Date of earliest event reported)

MAIR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Street Towers, Suite 1720
150 South Fifth Street
Minneapolis, MN 55402

(Address of Principal Executive Offices, including Zip Code)

(612) 333-0021

(Registrant’s Telephone Number, including Area Code)

ITEM 7                   FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

Exhibit 99.1	Press release dated October 28, 2003, reporting financial results for the fiscal quarter ended September 30, 2003.

Exhibit 99.2	Transcript of webcast held October 28, 2003.

ITEM 12.                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2003, the registrant publicly announced financial results for the fiscal quarter ended September 30, 2003.  For further information, please refer to the press release and webcast transcript attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2003

MAIR HOLDINGS, INC.

By:	/s/ Robert E. Weil
Robert E. Weil
Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 28, 2003, reporting financial results for the fiscal year ended September 30, 2003.

99.2	Transcript of webcast held October 28, 2003